EARNINGS PER SHARE (Tables)	12 Months Ended
Apr. 30, 2026
Earnings per share attributable to owners of the Company
SCHEDULE OF BASIC AND DILUTED NET (LOSS) INCOME PER SHARE

	2026	2025	2024
Profit/(loss) for the year attributable to owners of the Company	$213,193	$1,032,798	$(87,180)
Weighted average number of ordinary shares	20,000,000	20,000,000	20,000,000
Basic and diluted earnings/(loss) per share	0.01	0.05	(0.00)